UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 29, 2026, Acadia Pharmaceuticals Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 below, the stockholders of the Company approved an amendment to the Company’s 2024 Equity Incentive Plan (the “Plan”) at the Annual Meeting to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 5,209,670 shares. The Company’s Board of Directors had previously approved the amendment to the Plan, subject to stockholder approval.

A description of the material terms of the Plan, as amended, is contained in the section entitled “Proposal 4: Approval of an Amendment to the Company’s 2024 Equity Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”). That description is incorporated into this Item 5.02 by reference. Such description, as well as the foregoing description in this Item 5.02, does not purport to be complete, and are qualified in their entirety by reference to the full text of the Plan, as amended, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its Annual Meeting on May 29, 2026.

(b)

The election of three nominees to serve as Class I directors on the Company’s Board of Directors until the Company’s 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal, was carried out at the Annual Meeting. The following three Class I directors were elected by the votes indicated:

	For	Withheld	Broker Non-Votes
James M. Daly	146,927,745	3,521,002	10,356,394
Edmund P. Harrigan, M.D.	128,460,130	21,988,617	10,356,394
Adora Ndu, Pharm.D., J.D.	134,540,552	15,908,195	10,356,394

In addition to the election of three Class I directors, the following matters were submitted to a vote of the stockholders at the Annual Meeting:

(i)	the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
148,265,173	1,911,358	272,216	10,356,394

(ii)	the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, which was ratified by the following vote:

For	Against	Abstain
157,409,378	3,319,736	76,027

(iii)

the approval of an amendment to the Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 5,209,670 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
147,258,860	3,096,136	93,751	10,356,394

Each of the foregoing voting results from the Annual Meeting is final.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Acadia Pharmaceuticals Inc. 2024 Equity Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Date: May 29, 2026	By:	/s/ Jennifer J. Rhodes
Jennifer J. Rhodes Executive Vice President, Chief Legal Officer & Secretary